UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22026
Gabelli SRI Green Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end:March 31
Date of reporting period:March 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
Gabelli SRI Green Fund, Inc.
Annual Report
March 31, 2009
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.
     Enclosed are the audited financial statements and the investment portfolio as of March 31, 2009 with a description of factors that affected the performance during the past year.
Performance Discussion
     The Gabelli SRI Green Fund’s Class AAA Shares posted a return of (26.9)% for the fiscal year ended March 31, 2009, versus a return of (38.1)% for the S&P 500 Index. For this period, the best performing sectors were health care and materials, while some of the worst performing groups were consumer discretionary, financials, and industrials.
     Investments that contributed significantly to the returns over the period included Alpharma Inc. up 41% (taken over by King Pharmaceuticals and no longer in the portfolio as of March 31, 2009), O’Reilly Automotive Inc. up 31% (2% of net assets as of March 31, 2009), Advanced Medical Optics Inc. up 21% (taken over by Abbott Labs and no longer in the portfolio as of March 31, 2009), and SWS Group up 36% (1.1%).
     Negative performers during this period included Cablevision Systems down 29.4% (2.2%), United States Cellular down 32% (1.5%), and American Express down 53.8% (1.9%).

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GABELLI SRI GREEN FUND, INC. CLASS AAA SHARES AND THE S&P 500 INDEX
Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Comparative Results

Average Annual Returns from Inception (June 1, 2007) through March 31, 2009 (a)

					Since
					Inception
	Quarter		1 Year		(6/1/07)
Gabelli SRI Green Fund Class AAA	(4.38)%		(26.88)%		(23.21)%
S&P 500 Index	(10.98)		(38.06)		(28.25)
Class A	(4.23)		(26.75)		(23.10)
	(9.73	)(b)	(30.96	)(b)	(25.55	)(b)
Class C	(4.40)		(27.36)		(23.64)
	(5.36	)(c)	(28.09	)(c)	(23.64)
Class I	(4.22)		(26.64)		(22.97)
In the current prospectus, the gross expense ratios for Class AAA, A, C, and I Shares are 22.50%, 22.50%, 23.25%, and 22.25%, respectively.The net expense ratios after contractual reimbursements by the Adviser in place through July 31, 2010 are 2.02%, 2.02%, 2.77%, and 1.77%, respectively. Class AAA and I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Includes the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

Gabelli SRI Green Fund, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from October 1, 2008 through March 31, 2009	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended March 31, 2009.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	10/01/08	03/31/09	Ratio	Period*

Gabelli SRI Green Fund, Inc.
Actual Fund Return
Class AAA	$1,000.00	$780.40	2.00%	$8.88
Class A	$1,000.00	$780.80	2.01%	$8.92
Class C	$1,000.00	$778.50	2.75%	$12.19
Class I	$1,000.00	$781.90	1.75%	$7.77

Hypothetical 5% Return
Class AAA	$1,000.00	$1,014.96	2.00%	$10.05
Class A	$1,000.00	$1,014.91	2.01%	$10.10
Class C	$1,000.00	$1,011.22	2.75%	$13.79
Class I	$1,000.00	$1,016.21	1.75%	$8.80

*	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total net assets as of March 31, 2009:
Gabelli SRI Green Fund, Inc.

Solar	15.9%
Corporate Sustainability	15.7%
Alternative Generation and Utilities	11.6%
Smart Grid	11.0%
Wind	5.6%
Financial Services	5.1%
Efficiency	5.0%
Water	4.8%
Biofuels	4.0%
Cable and Satellite	3.6%
Entertainment	3.2%
Food and Beverage	2.8%
Environmental Services	2.1%
Automotive: Parts and Accessories	2.0%
Retail	1.6%
Wireless Communications	1.5%
Telecommunications	1.5%
Specialty Chemicals	0.9%
Hotels	0.5%
Batteries	0.2%
Other Assets and Liabilities (Net)	1.4%

100.0%

The Gabelli SRI Green Fund, Inc. (the “Fund”) files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended December 31, 2008. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli SRI Green Fund, Inc.
Schedule of Investments — March 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS — 98.6%
	Alternative Generation and Utilities — 11.6%
200	Acciona SA	$20,150	$20,580
1,000	Companhia Energetica de Minas Gerais, ADR	14,966	14,780
700	EDF Energies Nouvelles SA	24,656	26,385
6,000	EDP Renovaveis SA†	45,814	49,018
6,000	Iberdrola Renovables SA†	22,655	24,871
1,500	National Fuel Gas Co.	60,120	46,005
1,000	Northeast Utilities	21,166	21,590

		209,527	203,229

	Automotive: Parts and Accessories — 2.0%
1,000	O’Reilly Automotive Inc.†	25,754	35,010

	Batteries — 0.2%
2,500	China Ritar Power Corp.†	4,525	4,125

	Biofuels — 4.0%
2,000	Archer-Daniels-Midland Co.	58,509	55,560
200	Novozymes A/S, Cl. B	14,973	14,448

		73,482	70,008

	Cable and Satellite — 3.6%
3,000	Cablevision Systems Corp., Cl. A	63,895	38,820
1,500	DISH Network Corp., Cl. A†	15,999	16,665
335	Time Warner Cable Inc.	12,373	8,300

		92,267	63,785

	Corporate Sustainability — 15.7%
	Food and Beverage — 12.8%
1,500	Cadbury plc, ADR	63,073	45,450
2,000	Dr. Pepper Snapple Group Inc.†	42,302	33,820
3,000	Groupe Danone, ADR	31,881	29,040
500	Nestlé SA	15,430	16,902
800	The Coca-Cola Co.	45,907	35,160
1,000	The Hershey Co.	42,273	34,750
1,800	Whole Foods Market Inc.	23,771	30,240

		264,637	225,362

	Other — 2.9%
2,500	Climate Exchange plc†	26,580	29,414
6,000	Sprint Nextel Corp.†	17,974	21,420

		44,554	50,834

	Total Corporate Sustainability	309,191	276,196

	Efficiency — 5.0%
	Retail — 1.6%
400	Amazon.com Inc.†	28,976	29,376

	Other — 3.4%
1,000	Autonomy Corp. plc†	17,827	18,725
800	Cree Inc.†	15,268	18,824
700	Johnson Controls Inc.	8,554	8,400
1,500	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	12,053	13,425

		53,702	59,374

	Total Efficiency	82,678	88,750

	Entertainment — 3.2%
1,500	Liberty Media Corp. - Entertainment, Cl. A†	32,091	29,925
1,333	Time Warner Inc.	37,560	25,733

		69,651	55,658

	Environmental Services — 2.1%
1,000	Republic Services Inc.	16,724	17,150
800	Waste Management Inc.	23,807	20,480

		40,531	37,630

	Financial Services — 5.1%
2,500	American Express Co.	91,356	34,075
3,000	Citigroup Inc.	28,799	7,590
1,500	Sterling Bancorp	23,000	14,850
1,200	SWS Group Inc.	18,450	18,636
2,000	The Blackstone Group LP	29,021	14,500

		190,626	89,651

	Food and Beverage — 2.8%
700	Campbell Soup Co.	25,169	19,152
600	General Mills Inc.	34,775	29,928

		59,944	49,080

	Hotels — 0.5%
1,000	Gaylord Entertainment Co.†	6,693	8,330

	Retail — 1.6%
1,000	CVS Caremark Corp.	33,368	27,490

	Smart Grid — 11.0%
	Utilities — 7.4%
2,000	Comverge Inc.†	10,145	13,900
2,000	EnerNOC Inc.†	24,966	29,080
400	ESCO Technologies Inc.†	14,242	15,480
600	Itron Inc.†	28,746	28,410
2,000	Quanta Services Inc.†	40,019	42,900

		118,118	129,770

	Other — 3.6%
1,000	Badger Meter Inc.	26,992	28,890
1,200	MasTec Inc.†	13,940	14,508
400	Valmont Industries Inc.	18,140	20,084

		59,072	63,482

	Total Smart Grid	177,190	193,252

	Solar — 15.9%
2,000	5N Plus Inc.†	9,368	8,582
6,000	Akeena Solar Inc.†	5,590	6,720
1,500	Applied Materials Inc.	13,065	16,125
See accompanying notes to financial statements.

Gabelli SRI Green Fund, Inc.
Schedule of Investments (Continued) — March 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Solar (Continued)
2,000	China Technology Development Group Corp.†	$4,980	$4,440
1,000	COLEXON Energy AG†	7,073	6,842
500	First Solar Inc.†	57,304	66,350
7,500	JA Solar Holdings Co. Ltd., ADR†	23,100	25,275
3,000	MEMC Electronic Materials Inc.†	44,270	49,470
400	Phoenix Solar AG	17,731	18,069
600	SunPower Corp., Cl. B†	13,550	11,880
11,000	Yingli Green Energy Holding Co. Ltd., ADR†	49,361	66,220

		245,392	279,973

	Specialty Chemicals — 0.9%
1,500	Zep Inc.	20,315	15,345

	Telecommunications — 1.5%
1,000	Telephone & Data Systems Inc.	32,143	26,510

	Water — 4.8%
1,000	American Water Works Co. Inc.	18,375	19,240
2,500	Energy Recovery Inc.†	16,133	19,000
3,000	Raser Technologies Inc.†	10,260	12,570
1,700	WaterFurnace Renewable Energy Inc.	34,035	33,580

		78,803	84,390

	Wind — 5.6%
2,500	American Superconductor Corp.†	39,211	43,275
13,000	China High Speed Transmission Equipment Group Co. Ltd.	17,886	18,618
10,000	China Wind Systems Inc.†	3,500	5,000
10,000	Hansen Transmissions International NV†	13,707	14,241
400	Vestas Wind Systems A/S†	16,925	17,552

		91,229	98,686

	Wireless Communications — 1.5%
800	United States Cellular Corp.†	36,678	26,672

	TOTAL COMMON STOCKS	1,879,987	1,733,770

	TOTAL INVESTMENTS — 98.6%	$1,879,987	1,733,770

	Other Assets and Liabilities (Net) — 1.4%		23,827

	NET ASSETS — 100.0%		$1,757,597

†	Non-income producing security.

ADR	American Depositary Receipt
See accompanying notes to financial statements.

Gabelli SRI Green Fund, Inc.
Statement of Assets and Liabilities
March 31, 2009

Assets:
Investments, at value (cost $1,879,987)	$1,733,770
Cash	70,358
Receivable for investments sold	23,775
Receivable for Fund shares sold	3,691
Receivable from Adviser	21,804
Dividends receivable	1,835
Prepaid expenses	15,503

Total Assets	1,870,736

Liabilities:
Payable for investments purchased	84,863
Payable for distribution fees	327
Payable for legal and audit fees	14,977
Payable for shareholder communications expenses	9,103
Other accrued expenses	3,869

Total Liabilities	113,139

Net Assets applicable to 287,218 shares outstanding	$1,757,597

Net Assets Consist of:
Paid-in capital, each class at $0.001 par value	$2,543,731
Undistributed net investment income	677
Accumulated net realized loss on investments	(640,594)
Net unrealized depreciation on investments	(146,217)

Net Assets	$1,757,597

Shares of Capital Stock:
Class AAA:
Net Asset Value, offering, and redemption price per share ($652,662 ÷ 106,580 shares outstanding; 500,000,000 shares authorized)	$6.12

Class A:
Net Asset Value and redemption price per share ($590,631 ÷ 96,560 shares outstanding; 500,000,000 shares authorized)	$6.12

Maximum offering price per share (NAV ÷ .9425, based on maximum sales charge of 5.75% of the offering price)	$6.49

Class C:
Net Asset Value and offering price per share ($103,763 ÷ 17,080 shares outstanding; 500,000,000 shares authorized)	$6.08 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($410,541 ÷ 66,998 shares outstanding; 500,000,000 shares authorized)	$6.13

(a)	Redemption price varies based on the length of time held.
Statement of Operations
For the Year Ended March 31, 2009

Investment income:
Dividends (net of foreign taxes of $25)	$30,348
Interest	1,566

Total Investment Income	31,914

Expenses:
Investment advisory fees	17,194
Distribution fees — Class AAA	1,533
Distribution fees — Class A	1,320
Distribution fees — Class C	1,514
Legal and audit fees	51,940
Shareholder communications expenses	32,953
Registration expenses	26,498
Directors’ fees	21,371
Shareholder services fees	12,775
Offering expense	10,739
Custodian fees	1,130
Interest expense	160
Miscellaneous expenses	11,354

Total Expenses	190,481

Less:
Fees waived and expenses reimbursed by Adviser (see note 3)	(155,824)
Advisory fee reduction on unsupervised assets	(24)
Custodian fee credits	(17)

Total Waivers, Reimbursements, and Credits	(155,865)

Net Expenses	34,616

Net Investment Loss	(2,702)

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments	(638,145)
Net change in unrealized appreciation/ (depreciation) on investments	81,791

Net Realized and Unrealized Gain/(Loss) on Investments	(556,354)

Net Decrease in Net Assets Resulting from Operations	$(559,056)

See accompanying notes to financial statements.

Gabelli SRI Green Fund, Inc.
Statement of Changes in Net Assets

	Year Ended	Period Ended
	March 31, 2009	March 31, 2008 (a)
Operations:
Net investment income/(loss)	$(2,702)	$337
Net realized gain/(loss) on investments	(638,145)	2,438
Net change in unrealized appreciation/(depreciation) on investments	81,791	(228,008)

Net Decrease in Net Assets Resulting from Operations	(559,056)	(225,233)

Distributions to Shareholders:
Net investment income
Class AAA	(2,529)	(299)
Class A	(2,772)	(146)
Class I	(2,735)	(742)

	(8,036)	(1,187)

Net realized gain
Class AAA	—	(2,171)
Class A	—	(470)
Class C	—	(558)
Class I	—	(1,655)

	—	(4,854)

Return of capital
Class AAA	(19)	—
Class A	(20)	—
Class I	(20)	—

	(59)	—

Total Distributions to Shareholders	(8,095)	(6,041)

Capital Share Transactions:
Class AAA	184,423	669,446
Class A	328,280	489,782
Class C	(11,244)	183,055
Class I	61,595	550,684

Net Increase in Net Assets from Capital Share Transactions	563,054	1,892,967

Redemption Fees	1	—

Net Increase/(Decrease) in Net Assets	(4,096)	1,661,693

Net Assets:
Beginning of period	1,761,693	100,000

End of period (including undistributed net investment income of $677 and $8,477, respectively)	$1,757,597	$1,761,693

(a)	The Gabelli SRI Green Fund, Inc. commenced investment operations on June 1, 2007.
See accompanying notes to financial statements.

Gabelli SRI Green Fund, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout the period:

		Income															Ratios to Average Net Assets/
		from Investment Operations				Distributions											Supplemental Data
				Net															Expenses	Expenses
	Net Asset	Net		Realized and	Total			Net						Net Asset		Net Assets	Net		Net of	Before
Period	Value,	Investment		Unrealized	from	Net		Realized						Value,		End of	Investment		Waivers/	Waivers/	Portfolio
Ended	Beginning	Income		Loss on	Investment	Investment		Gain on	Return of		Total	Redemption		End of	Total	Period	Income		Reimburse-	Reimburse-	Turnover
March 31	of Period	(Loss)(a)		Investments	Operations	Income		Investments	Capital		Distributions	Fees(a)		Period	Return†	(in 000’s)	(Loss)		ments(b)(c)	ments	Rate
Class AAA
2009	$8.41	$(0.01)		$(2.25)	$(2.26)	$(0.03)		—	$(0.00	)(d)	$(0.03)	$0.00	(d)	$6.12	(26.88)%	$653	(0.15)%		2.01%	11.07%	65%
2008(e)	10.00	0.01		(1.57)	(1.56)	(0.00	)(d)	$(0.03)	—		(0.03)	—		8.41	(15.60)	656	0.11	(f)	2.02 (f)	22.50 (f)	25

Class A
2009	$8.40	$(0.01)		$(2.24)	$(2.25)	$(0.03)		—	$(0.00	)(d)	$(0.03)	$0.00	(d)	$6.12	(26.75)%	$591	(0.15)%		2.01%	11.07%	65%
2008(e)	10.00	(0.00	)(d)	(1.56)	(1.56)	(0.01)		$(0.03)	—		(0.04)	—		8.40	(15.65)	461	(0.06	)(f)	2.02 (f)	22.50 (f)	25

Class C
2009	$8.37	$(0.07)		$(2.22)	$(2.29)	—		—	—		—	$0.00	(d)	$6.08	(27.36)%	$104	(0.93)%		2.76%	11.82%	65%
2008(e)	10.00	(0.06)		(1.54)	(1.60)	—		$(0.03)	—		$(0.03)	—		8.37	(16.03)	162	(0.81	)(f)	2.77 (f)	23.25 (f)	25

Class I
2009	$8.42	$0.01		$(2.25)	$(2.24)	$(0.05)		—	$(0.00	)(d)	$(0.05)	$0.00	(d)	$6.13	(26.64)%	$410	0.10%		1.76%	10.82%	65%
2008(e)	10.00	0.02		(1.56)	(1.54)	(0.01)		$(0.03)	—		(0.04)	—		8.42	(15.41)	483	0.23	(f)	1.77 (f)	22.25 (f)	25

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	The Fund incurred interest expense during the year ended March 31, 2009 and the period ended March 31, 2008. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.75% (Class C), and 1.75% (Class I).

(c)	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the period ended March 31, 2008 would have been 2.00% (Class AAA and Class A), 2.75% (Class C), and 1.75% (Class I), respectively. For the year ended March 31, 2009, the effect of custodian fee credits was minimal.

(d)	Amount represents less than $0.005 per share.

(e)	The Gabelli SRI Green Fund, Inc. commenced investment operations on June 1, 2007.

(f)	Annualized.
See accompanying notes to financial statements.

Gabelli SRI Green Fund, Inc.
Notes to Financial Statements
1. Organization. The Gabelli SRI Green Fund, Inc., formerly The Gabelli SRI Fund, Inc., (the “Fund”) was organized on March 1, 2007 as a Maryland corporation. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on June 1, 2007 (“inception”). The Fund’s primary objective is to seek capital appreciation. The Fund will seek to achieve its objective by investing substantially all, and in any case, no less than 80% of its assets in common stocks and preferred stocks of companies that meet the Fund’s guidelines for both social responsibility and sustainability at the time of investment.
2. Significant Accounting Policies. The preparation of financial statements in accordance with United States (“U.S.”) generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Gabelli SRI Green Fund, Inc.
Notes to Financial Statements (Continued)
Statement of Financial Accounting Standard No. 157, “Fair Value Measurements” (“SFAS 157”) clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements.The three levels of the fair value hierarchy under SFAS 157 are described below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments by inputs used to value the Fund’s investments as of March 31, 2009 is as follows:

Investments in
Securities
(Market Value)
Valuation Inputs	Assets
Level 1 - Quoted Prices	$1,733,770
There were no Level 3 investments held at March 31, 2008 or 2009.
In March 2008, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standard No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) that is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161 on the Fund’s disclosures.
Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, is at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At March 31, 2009, there were no open repurchase agreements.

Gabelli SRI Green Fund, Inc.
Notes to Financial Statements (Continued)
Swap Agreements. The Fund may enter into equity and contract for difference swap transactions. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts, or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize the risk. Depending on the general state of short-term interest rates and the returns of the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make dividend payments. In addition, at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make dividend payments.
The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount recognized in the Statement of Assets and Liabilities.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. At March 31, 2009, there were no open swap agreements.
Options. The Fund may purchase or write call or put options on securities or indices. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.
As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.
In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline or advance

Gabelli SRI Green Fund, Inc.
Notes to Financial Statements (Continued)
moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At March 31, 2009, there were no open options.
Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At March 31, 2009, there were no open futures contracts.
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At March 31, 2009, there were no open forward foreign exchange contracts.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade

Gabelli SRI Green Fund, Inc.
Notes to Financial Statements (Continued)
date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable.The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At March 31, 2009, the Fund held no restricted and illiquid securities.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each Fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Gabelli SRI Green Fund, Inc.
Notes to Financial Statements (Continued)
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions made in excess of current earnings and profits on a tax basis are treated as a non-taxable return of capital. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences for the year ended March 31, 2009, were primarily attributable to net operating losses, non-deductible expenses, reclassifications of distributions, and return of capital. These reclassifications have no impact on the NAV of the Fund. For the year ended March 31, 2009, reclassifications were made to increase undistributed net investment income by $2,938 and increase accumulated net realized loss on investments by $33 with an offsetting adjustment to paid-in capital.
The tax character of distributions paid during the year ended March 31, 2009 and the period from inception through March 31, 2008 was as follows:

	Year Ended	Period Ended
	March 31, 2009	March 31, 2008
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$8,036	$6,041
Return of capital	59	—

Total distributions paid	$8,095	$6,041

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
At March 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $20,405, which are available to reduce future required distributions of net capital gains to shareholders through 2017.
Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended March 31, 2009, the Fund deferred capital losses of $616,993.

Gabelli SRI Green Fund, Inc.
Notes to Financial Statements (Continued)
At March 31, 2009, the differences between book basis and tax basis unrealized depreciation were primarily due to deferral of losses from wash sales for tax purposes and basis adjustments on investments in partnerships.
As of March 31, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforward	$(20,405)
Net unrealized depreciation on investments	(148,736)
Post-October capital loss deferral	(616,993)

Total	$(786,134)

The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at March 31, 2009:

		Gross	Gross	Net
		Unrealized	Unrealized	Unrealized
	Cost	Appreciation	Depreciation	Depreciation
Investments	$1,882,506	$109,002	$(257,738)	$(148,736)
FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. In accordance with FIN 48, management has analyzed the Fund’s tax positions taken on the federal and state income tax returns for all open tax years (the current tax year and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements. Management’s determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations, and interpretations thereof.
3. Investment Advisory Agreement and Other Transactions. The Fund has an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.
The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage, interest, taxes, and extraordinary expenses) until at least July 31, 2010, at no more than 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. For the year ended March 31, 2009, the Adviser reimbursed the Fund in the amount of $155,824. In addition, the Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. At March 31, 2009, the cumulative amount which the Fund may repay the Adviser is $353,144.

Gabelli SRI Green Fund, Inc.
Notes to Financial Statements (Continued)
The Fund pays each Director who is not considered to be an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit, Nominating, and Proxy Voting Committees and the Lead Director each receive an annual fee of $1,000. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.
5. Portfolio Securities. Purchases and proceeds from the sales of securities for the year ended March 31, 2009, other than short-term securities and U.S. Government obligations, aggregated $1,688,267 and $983,584, respectively.
6. Transactions with Affiliates. For the year ended March 31, 2009, the Fund paid brokerage commissions on security trades of $3,908 to Gabelli & Company. Additionally, Gabelli & Company informed the Fund that it retained $915 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.
7. Capital Stock Transactions. The Fund offers four classes of shares — Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from Gabelli & Company, or through selected broker/dealers, or the transfer agent. Class I Shares are offered to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class I Shares are also offered to institutional investors that acquire the Fund directly through Gabelli & Company. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% CDSC for one year after purchase.
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase.The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the year ended March 31, 2009 amounted to $1. There were no redemption fees during the period ended March 31, 2008.
The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Gabelli SRI Green Fund, Inc.
Notes to Financial Statements (Continued)
Transactions in shares of capital stock were as follows:

	Year Ended		Period Ended
	March 31, 2009		March 31, 2008 (a)
	Shares	Amount	Shares	Amount
	Class AAA		Class AAA
Initial seed capital, May 21, 2007	—	—	10,000	$100,000
Shares sold	35,268	$235,742	72,414	708,009
Shares issued upon reinvestment of distributions	409	2,506	261	2,383
Shares redeemed	(7,142)	(53,825)	(4,630)	(40,946)

Net increase	28,535	$184,423	78,045	$769,446

	Class A		Class A
Shares sold	43,421	$343,337	55,735	$498,947
Shares issued upon reinvestment of distributions	418	2,553	55	502
Shares redeemed	(2,089)	(17,610)	(980)	(9,667)

Net increase	41,750	$328,280	54,810	$489,782

	Class C		Class C
Shares sold	10,487	$79,802	19,259	$182,516
Shares issued upon reinvestment of distributions	—	—	61	558
Shares redeemed	(12,725)	(91,046)	(2)	(19)

Net increase/(decrease)	(2,238)	$(11,244)	19,318	$183,055

	Class I		Class I
Shares sold	9,214	$59,236	57,091	$548,287
Shares issued upon reinvestment of distributions	450	2,755	262	2,397
Shares redeemed	(19)	(396)	—	—

Net increase	9,645	$61,595	57,353	$550,684

(a)	The Gabelli SRI Green Fund, Inc. commenced investment operations on June 1, 2007.
8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter.The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

Gabelli SRI Green Fund, Inc.
Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of
Gabelli SRI Green Fund, Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gabelli SRI Green Fund, Inc., (formerly The Gabelli SRI Fund, Inc. and hereafter referred to as the “Fund”) at March 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 1, 2007 (commencement of operations) through March 31, 2008, in conformity with accounting principles generally accepted in the United States of America. The financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
May 15, 2009

Gabelli SRI Green Fund, Inc.
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the Gabelli SRI Green Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Director	During Past Five Years	Held by Director[3]
INTERESTED DIRECTORS[4]:

Mario J. Gabelli Director and Chairman Age: 66	Since 2007	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc.; Chief Investment Officer-Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

NON-INTERESTED DIRECTORS:

Clarence A. Davis Director Age: 67	Since 2007	2	Former Chief Executive Officer of Nestor, Inc. (2007-2009); Former Chief Operating Officer (2000-2005) and Chief Financial Officer (1999-2000) of the American Institute of Certified Public Accountants	Director of Oneida Ltd. (kitchenware)

Vincent D. Enright Director Age: 65	Since 2007	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics)

Anthonie C. van Ekris Director Age: 74	Since 2007	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Gabelli SRI Green Fund, Inc.
Additional Fund Information (Continued) (Unaudited)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:

Bruce N. Alpert President and Secretary Age: 57	Since 2007	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; President of Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.), 1998 through 2008; Chairman of Teton Advisors, Inc., since 2008; Senior Vice President of GAMCO Investors, Inc. since 2008.

Agnes Mullady Treasurer Age: 50	Since 2007	Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A and Treasurer and Chief Financial Officer of Excelsior Funds from 2004-2005; Chief Financial Officer of AMIC Distribution Partners from 2002-2004

Peter D. Goldstein Chief Compliance Officer Age: 55	Since 2007	Director of Regulatory Affairs at GAMCO Investors, Inc. since February 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Vice President of Goldman Sachs Asset Management from 2000-2004

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the 1940 Act.

2009 TAX NOTICE TO SHAREHOLDERS (Unaudited)
For the year ended March 31, 2009, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short-term capital gains) totaling $0.029, $0.033, and $0.047 per share for Class AAA, Class A, and Class I, respectively. For the year ended March 31, 2009, 81.27% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 81.27% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of the ordinary income distribution as qualified short-term gain, pursuant to the American Jobs Creation Act of 2004.
U.S. Government Income:
The percentage of the ordinary income distribution paid by the Fund during the year ended March 31, 2009 which was derived from U.S. Treasury securities was 2.34%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli SRI Green Fund did not meet this strict requirement in the year ended March 31, 2009. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the GAMCO Westwood Funds.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS
VALUE
Gabelli Asset Fund
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Blue Chip Value Fund
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
GAMCO Westwood Equity Fund
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Susan M. Byrne
FOCUSED VALUE
Gabelli Value Fund
Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
SMALL CAP VALUE
Gabelli Small Cap Fund
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood SmallCap Equity Fund
Seeks to invest primarily in smaller capitalization equity securities — market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Nicholas F. Galluccio
Gabelli Woodland Small Cap Value Fund
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Elizabeth M. Lilly, CFA
GROWTH
GAMCO Growth Fund
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Howard F. Ward, CFA
GAMCO International Growth Fund
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan
AGGRESSIVE GROWTH
GAMCO Global Growth Fund
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
MICRO-CAP
GAMCO Westwood Mighty MitesSM Fund
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
EQUITY INCOME
Gabelli Equity Income Fund
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood Balanced Fund
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)
Co-Portfolio Managers: Susan M. Byrne
Mark Freeman, CFA
GAMCO Westwood Income Fund
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
SPECIALTY EQUITY
GAMCO Global Convertible Securities Fund
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)
Team Managed
GAMCO Global Opportunity Fund
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
Gabelli SRI Green Fund
Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages,organic living,and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)
Co-Portfolio Managers: Christopher C. Desmarais
John M. Segrich, CFA
SECTOR
GAMCO Global Telecommunications Fund
Seeks to invest in telecommunications companies throughout the world — targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
GAMCO Gold Fund
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)
Portfolio Manager: Caesar Bryan
Gabelli Utilities Fund
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)
Team Managed
MERGER AND ARBITRAGE
Gabelli ABC Fund
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Enterprise Mergers and Acquisitions Fund
Seeks to invest in securities believed to be likely acquisition targets within 12-18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
CONTRARIAN
GAMCO Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Henry Van der Eb, CFA
Comstock Capital Value Fund
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)
Portfolio Manager: Martin Weiner, CFA
FIXED INCOME
GAMCO Westwood Intermediate Bond Fund
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)
Portfolio Manager: Mark Freeman, CFA
CASH MANAGEMENT-MONEY MARKET
Gabelli U.S. Treasury Money Market Fund
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
Co-Portfolio Managers: Judith A. Raneri
Ronald S. Eaker
An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.
To receive a prospectus, call 800-GABELLI (422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

Gabelli SRI Green Fund, Inc.
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554 fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 6:00 P.M.

Board of Directors

Mario J. Gabelli, CFA	Clarence A. Davis
Chairman and Chief	Chief Executive Officer,
Executive Officer,	Nestor, Inc.
GAMCO Investors, Inc.

Vincent D. Enright	Anthonie C. van Ekris
Former Senior Vice President	Chairman, BALMAC
and Chief Financial Officer	International, Inc.
KeySpan Corp.

Officers

Bruce N. Alpert	Agnes Mullady
President and Secretary	Treasurer

Peter D. Goldstein
Chief Compliance Officer
Distributor
Gabelli & Company, Inc.
Custodian
The Bank of New York Mellon
Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
This report is submitted for the general information of the shareholders of Gabelli SRI Green Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Gabelli
SRI Green
Fund, Inc.
ANNUAL REPORT
MARCH 31, 2009
GAB1794Q109SR

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of directors has determined that Clarence A. Davis and Vincent D. Enright are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $25,000 for 2008 and $25,000 for 2009.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2009.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,350 for 2008 and $3,800 for 2009. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A
(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2009.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Gabelli SRI Green Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/29/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/29/09

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 5/29/09

* Print the name and title of each signing officer under his or her signature.